Business Combinations - Total acquisition consideration (Details) $ / shares in Units, $ in Thousands	Dec. 23, 2015 USD ($) item $ / shares shares	Feb. 01, 2018
Acquisition-date fair value of total consideration transferred [abstract]
Percentage of equity interests acquired		100.00%
Exchange ratio | shares	1
Globe Specialty Metals Inc
Acquisition-date fair value of total consideration transferred [abstract]
Percentage of equity interests acquired	100.00%
Globe common stock outstanding | shares	73,760
Exchange ratio | shares	1.00
Ferroglobe Ordinary Shares issued as converted | item	73,760
Globe common stock per share price | $ / shares	$ 10.80
Fair value of Ferroglobe Ordinary Shares issued pursuant to the Business Combination and estimated value | $	$ 796,608
Replacement Awards - equity settled awards | $	1,430
Acquisition Consideration | $	$ 798,038